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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 30, 2001




                             NEW WORLD PASTA COMPANY
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   333-76763                  52-2006441
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


        85 Shannon Road, Harrisburg, PA                          17112
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (717) 526-2200
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


THE ACQUISITION
---------------

         On July 30, 2001, New World Pasta Company, a Delaware corporation ("New World Pasta"), acquired the dry pasta business of Borden Foods Corporation, a Delaware corporation ("Borden") and certain of its affiliates (the "Acquisition"). The Acquisition was consummated pursuant to the terms of a Stock and Asset Purchase Agreement, dated as of July 6, 2001, among Borden, certain affiliates of Borden and JLL Pasta, LLC, a Delaware limited liability company ("JLL Pasta"), as amended by Amendment No. 1 thereto, dated as of July 30, 2001 (the "Purchase Agreement"). The Purchase Agreement was assigned to New World Pasta by JLL Pasta, which is affiliated with New World Pasta's majority stockholder, pursuant to an Assignment and Assumption Agreement, dated as of July 30, 2001, between New World Pasta and JLL Pasta (the "Assignment and Assumption Agreement").

     The Acquisition includes Borden's dry pasta production facilities and certain of its pasta brands in the United States, Canada and Italy. The businesses acquired generate approximately $210,000,000 in annual world wide sales. Additionally, management estimates that the businesses generated approximately $10,000,000 of earnings before interest, taxes, depreciation and amortization ("EBITDA") over the twelve-month period ending June 30, 2001. Management believes that EBITDA can provide useful information regarding the company's ability to service debt, however, EBITDA is not a measure of operating performance computed in accordance with GAAP and should not be considered a substitute for operating income, net income, cash flows from operations, or other statement of operations or cash flow data prepared in conformity with GAAP, or as a measure of profitability or liquidity. In addition, EBITDA may not be comparable to similarly titled measures of other companies and may not be indicative of the historical operating results of the acquired businesses, and are not meant to be predictive of future results of operation or cash flows.

     The Acquisition specifically includes:

 .    CREAMETTE(R), PRINCE(R)and five other pasta brands in the United States, along with manufacturing facilities in St. Louis, Missouri and Chicago, Illinois.

 .    CATELLI(R) and LANCIA(R) pasta brands in Canada and manufacturing facilities in Montreal, Quebec and Lethbridge, Alberta.

 .    ALBADORO(R) and MONDER(R) pasta brands and two manufacturing facilities in
     Italy.

     Pursuant to the Purchase Agreement, New World Pasta paid $43,100,000 for all of the outstanding stock of several Borden subsidiaries engaged in the dry pasta business as well as certain trademarks used in the dry pasta business. The purchase price is subject to a post-closing working capital adjustment.

     New World Pasta intends to use the plant, equipment and physical assets acquired in the Acquisition to expand its manufacturing and distribution systems as well as to reduce its overall cost structure. Such assets were used by Borden in the dry pasta business, and New World Pasta intends to continue to use them in such manner.

THE FINANCING; ISSUANCE OF WARRANTS; RECAPITALIZATION
-----------------------------------------------------

     The Acquisition was financed by borrowing the Term-C Loans provided for by the Credit Agreement Amendment described below. JLL Pasta has purchased a 100% participation in such Term-C Loans.

     In connection with the financing and to facilitate the consummation of the Acquisition, New World Pasta also took the following actions:

 .    Issued to JLL Pasta warrants to purchase an aggregate of 51,402, 000 shares of common stock, par value $.01 per share, of the Company ("Common Stock") at a purchase price equal to $1.00 per share (the "Warrants").

 .    Recapitalized its capital stock such that each outstanding share of 12%
     Cumulative Redeemable Preferred Stock was reclassified into 379.33 shares of Common Stock (the "Recapitalization"). The Recapitalization was affected through an amendment and restatement of the Company's Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation").

 .    Entered into an Amendment No. 2 (the "Amendment"), dated as of July 30,
     2001, to its Credit Agreement dated as of January 28, 1999 (the "Credit Agreement"), among the Company, the various financial institutions parties thereto, Morgan Stanley Senior Funding, Inc., as syndication agent, and The Bank of Nova Scotia, as lead arranger and administrative agent. The Amendment modified certain covenants of New World Pasta under the Credit Agreement, and added a new tranche of secured term loans to the Credit Agreement (the "Term-C Loans") in the aggregate principal amount of $51,402,000. The Term-C Loans have an 8% pay-in-kind coupon, no amortization requirement and mature in full on June 30, 2006, and are subject to the same covenants and events of default which govern all other loans outstanding under the Credit Agreement.

     The description of the transactions set forth herein is qualified in its entirety by reference to the Purchase Agreement, the Assignment and Assumption Agreement, the Warrants, the Credit Agreement Amendment (including exhibits related thereto) and the Amended and Restated Certificate of Incorporation, copies of which are filed as exhibits hereto and incorporated by reference herein.

     A copy of the press release issued by New World Pasta announcing the consummation of the Acquisition is attached hereto as an exhibit and is incorporated by reference herein.

ITEM 7.  Financial Statements

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impractical to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934, as amended.

     (b) PRO-FORMA FINANCIAL INFORMATION. It is impractical to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934, as amended.

     (c) EXHIBITS.

     Pursuant to Item 7(c) of Form 8-K, New World Pasta hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

     Number

       2.1 Stock and Asset Purchase Agreement, dated as of July 6, 2001, among Borden Foods Corporation, BFC Investments, L.P., BF
                                 Foods International Corporation, Borden Foods International Corporation, Borden, Inc. and JLL Pasta, LLC. New World Pasta Company agrees to file a copy of any omitted attachment to
                                 Exhibit 2 upon the request of the Securities and Exchange Commission.

       2.2 Amendment No. 1, dated as of July 30, 2001 to the Stock and Asset Purchase Agreement dated as of July 6, 2001 among Borden Foods Corporation, BFC Investments, L.P., BF Foods International Corporation, Borden Foods International Corporation, Borden, Inc. and JLL Pasta, LLC.

       2.3 Assignment and Assumption Agreement dated as of July 30, 2001 between JLL Pasta, LLC and New World Pasta Company

       3.1 Amended and Restated Certificate of Incorporation of New World Pasta Company, as filed with the Secretary or State of Delaware on July 31, 2001.

       4.1                       Warrants to Purchase Common Stock, dated as of
                                 July 30, 2001.

       10.26 Amendment No. 2 dated as of July 30, 2001 to the Credit Agreement, among New World Pasta Company, the various institutions party thereto (the "Lenders"), certain financial institutions as the Co-Agents for the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and As Administrative Agent for the Lenders, filed as Exhibit 10.26 to the Company's Form 10-Q filed on August 14, 2000.

       99.1                      Press Release dated July 30, 2001
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEW WORLD PASTA COMPANY


Date: August 3, 2001                       By:  /S/ Wayne Robison
                                              ----------------------------------
                                           Name:  Wayne Robison
                                           Title: Vice President, Finance,
                                                  Chief Financial Officer and
                                                  Treasurer
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                                  EXHIBIT INDEX


     Number

       2.1 Stock and Asset Purchase Agreement, dated as of July 6, 2001, among Borden Foods Corporation, BFC Investments, L.P., BF Foods International Corporation, Borden Foods International Corporation, Borden, Inc. and JLL Pasta, LLC. New World Pasta Company agrees to file a copy of any omitted attachment to Exhibit 2 upon the request of the Securities and Exchange Commission.

      2.2 Amendment No. 1, dated as of July 30, 2001 to the Stock and Asset Purchase Agreement dated as of July 6, 2001 among Borden Foods Corporation, BFC Investments, L.P., BF Foods International Corporation, Borden Foods International Corporation, Borden, Inc. and JLL Pasta, LLC.

      2.3 Assignment and Assumption Agreement dated as of July 30, 2001 between JLL Pasta, LLC and New World Pasta Company

      3.1 Amended and Restated Certificate of Incorporation of New World Pasta Company, as filed with the Secretary of State of Delaware on July 31, 2001.

      4.1                        Warrants to Purchase Common Stock, dated as of
                                 July 30, 2001.

     10.26 Amendment No. 2 dated as of July 30, 2001 to the Credit Agreement, among New World Pasta Company, the various institutions party thereto (the "Lenders"), certain financial institutions as the Co-Agents for the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and As Administrative Agent for the Lenders, filed as Exhibit 10.26 to the Company's Form 10-Q filed on August 14, 2000.

    99.1                         Press Release dated July 30, 2001